UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

WellPoint, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of WellPoint, Inc. (the “Company”) approved amendments to the Company’s Incentive Compensation Plan (the “Plan”) to reflect the name change of the Company, as more fully described in Item 5.03 below and to amend Section 17.1 of the Plan to prohibit the repricing of options and stock appreciation rights without shareholder approval. A restatement of the Plan, which includes the amendments referred to above, is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 5, 2014, the shareholders of the Company approved a proposal to amend the Company’s amended and restated Articles of Incorporation (the “Articles”) to amend the name of the Company to Anthem, Inc. as disclosed in the Company’s definitive Proxy Statement that was filed with the Securities and Exchange Commission on September 23, 2014. The amendment to the Articles was effective on December 2, 2014 by filing Articles of Amendment to the Articles with the Indiana Secretary of State. A restatement of the Articles, which includes the amendment referred to above, is filed as Exhibit 3.1 to this report and incorporated herein by reference.

The Board of Directors of the Company approved an amendment to the Company’s By-Laws (the “By-Laws”) to reflect the change of the Company’s name to Anthem, Inc., which amendment was subject to, and conditioned upon the shareholders of the Company approving the amendment to the Articles and the Articles of Amendment to the Articles being filed with the Indiana Secretary of State. The By-Laws were amended effective on December 2, 2014 upon the filing of the Articles of Amendment to the Articles with the Indiana Secretary of State. A restatement of the By-Laws, which includes the amendment referred to above, is filed as Exhibit 3.2 to this report and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of Anthem, Inc., as amended effective December 2, 2014.

3.2	Amended and Restated By-Laws of Anthem, Inc., as amended effective December 2, 2014.

10.2	Amended and Restated Incentive Compensation Plan of Anthem, Inc., as amended effective December 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2014

WELLPOINT, INC.

By:	/s/ Kathleen S. Kiefer

Name:	Kathleen S. Kiefer
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of Anthem, Inc., as amended effective December 2, 2014.

3.2	Amended and Restated By-Laws of Anthem, Inc., as amended effective December 2, 2014.

10.2	Amended and Restated Incentive Compensation Plan of Anthem, Inc., as amended effective December 2, 2014.

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